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                                                                       EXHIBIT 4
                                                                       ---------

                            JOINT FILING AGREEMENT
                            ----------------------

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons names below agree to the joint filing on behalf of each of them a Statement on Schedule 13D, including amendments thereto, relating to the common stock, no par value per share, of BI Incorporated, and further agree that this Joint Filing Agreement be included as an exhibit to all such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement as of the 11th day of September, 2000.


Date: September 11, 2000            KBII Acquisition Company, Inc.

                                   By: /s/ Christopher Lacovara
                                       -----------------------------------
                                       Name: Christopher Lacovara
                                       Title: Secretary

Date: September 11, 2000           KBII Holdings, Inc.

                                   By: /s/ Christopher Lacovara
                                       -----------------------------------
                                       Name: Christopher Lacovara
                                       Title: Secretary

Date: September 11, 2000           KBII Acquisition Company, L.P.

                                   By: KBII Management, LLC, its General Partner

                                   By: /s/ Christopher Lacovara
                                       -----------------------------------
                                       Name: Christopher Lacovara
                                       Title: Secretary

Date: September 11, 2000           KBII Management, LLC

                                   By: /s/ Christopher Lacovara
                                       -----------------------------------
                                       Name: Christopher Lacovara
                                       Title: Secretary

Date: September 11, 2000           /s/ James A. Kohlberg
                                   ----------------------------------
                                   James A. Kohlberg

Date: September 11, 2000           /s/ David J. Hunter
                                   ----------------------------------
                                   David J. Hunter
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Date: September 11, 2000            /s/ McKinley C. Edwards, Jr.
                                   ----------------------------------
                                   McKinley C. Edwards, Jr.

Date: September 11, 2000           /s/ Jacqueline A. Chamberlin
                                   ----------------------------------
                                   Jacqueline A. Chamberlin

Date: September 11, 2000           /s/ Steven P. Merrefield
                                   ----------------------------------
                                   Steven P. Merrefield

Date: September 11, 2000           /s/ Jonathan M. Hinebauch
                                   ----------------------------------
                                   Jonathan M. Hinebauch